UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   December 1, 2011

ECOLAB INC.

(Exact name of registrant as specified in charter)

Delaware	1-9328	41-0231510
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

370 Wabasha Street North Saint Paul, Minnesota	55102
(Address of principal executive offices and Zip Code)	(Zip Code)

Registrant’s telephone number, including area code: 1-800-232-6522

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01               Completion of Acquisition or Disposition of Assets.

On December 1, 2011, pursuant to the Agreement and Plan of Merger dated as of July 19, 2011 (the “Merger Agreement”) by and among Ecolab Inc., a Delaware corporation (the “Company”),  Sustainability Partners Corporation, a Delaware corporation and wholly-owned subsidiary of the Company (“Merger Sub”), and Nalco Holding Company, a Delaware corporation (“Nalco”), Nalco merged with and into Merger Sub (the “Merger”), with Merger Sub surviving the Merger as a wholly-owned subsidiary of the Company.

Pursuant to the terms of the Merger Agreement, each outstanding share of Nalco common stock, other than shares owned by the Company, Nalco or any of their respective direct or indirect wholly-owned subsidiaries (which were cancelled as a result of the Merger) and shares in respect of which appraisal rights were properly exercised and not withdrawn, if any, was converted into the right to receive, at the election of the stockholder (subject to certain proration and reallocation procedures described in the Merger Agreement), either 0.7005 shares of the Company’s common stock or $38.80 in cash, without interest. No fractional shares of the Company’s common stock will be issued in the Merger, and Nalco’s former stockholders will receive cash in lieu of fractional shares, if any, of the Company’s common stock.

Under the Merger Agreement, approximately 70% of the issued and outstanding shares of Nalco common stock as of immediately prior to the effective time of the Merger converted into the right to receive shares of the Company’s common stock and approximately 30% of the issued and outstanding shares of Nalco common stock as of immediately prior to the effective time of the Merger converted into the right to receive cash.   In order to achieve this 70%/30% stock-cash mix of consideration, the Merger Agreement provides for pro-rata adjustments to and reallocation of the stock and cash elections made by Nalco stockholders, as well as the allocation of consideration paid with respect to Nalco shares owned by stockholders who fail to make an election.

The deadline for former Nalco stockholders to make their stock-cash election in accordance with the Merger Agreement will be 5:00 p.m., New York City time, December 7, 2011.  In accordance with the procedures set forth in the Merger Agreement, any former Nalco stockholder who has not made an election by such time will be deemed to have made an election to receive cash in the Merger.

The Company paid the cash component of the merger consideration through commercial paper borrowings backed by its syndicated credit facility and the proceeds from the issuance of $500 million of private placement notes.

Upon the closing of the Merger, the shares of Nalco’s common stock, which previously traded under the ticker symbol “NLC” on the New York Stock Exchange (the “NYSE”), ceased trading on and were delisted from the NYSE.

The foregoing description of the Merger and the Merger Agreement is not complete and is qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “Commission”) on July 20, 2011, and is incorporated herein by reference.

Item 5.03               Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At a special meeting of the stockholders of the Company held on November 30, 2011, the Company’s stockholders approved an amendment and restatement of the Restated Certificate of Incorporation of the Company to increase the number of authorized shares of the Company’s common stock.  On December 1, 2011, the Company filed a restated certificate of incorporation with the Secretary of State of the State of Delaware providing for an increase in the number of authorized shares of capital stock to 815,000,000 shares, consisting of 800,000,000 shares of common stock, par value $1.00 per share, and 15,000,000 shares of preferred stock, without par value.

A copy of the Company’s Restated Certificate of Incorporation, as so amended and restated, is included as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01               Other Events.

On December 1, 2011, the Company issued press releases announcing the receipt of the final required regulatory approval for the Merger, the completion of the Merger effective on December 1, 2011 and the declaration of a dividend payable January 17, 2012.  Copies of the press releases are included as Exhibits 99.1, 99.2 and 99.3 to this Current Report on Form 8-K and are incorporated herein by reference.

The risk factors contained in Item 1A of Nalco’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010 are included as Exhibit 99.4 to this Current Report on Form 8-K and are incorporated by reference herein.

Item 9.01               Financial Statements and Exhibits.

(a)          Financial statements of businesses acquired.

The audited consolidated balance sheets of Nalco as of December 31, 2010 and 2009 and the consolidated statements of operations, equity and cash flows of Nalco for each of the three years in the period ended December 31, 2010, and notes related thereto, are included as part of Exhibit 99.5 to this Current Report on Form 8-K and are incorporated herein by reference.

The Report of Independent Registered Public Accounting Firm dated February 25, 2011issued by PricewaterhouseCoopers LLP relating to the consolidated balance sheet of Nalco as of December 31, 2010 and the related consolidated statements of operations, equity and cash flows for the year ended December 31, 2010 is included as part of Exhibit 99.5 to this Current Report on Form 8-K and is incorporated herein by reference.

The Report of Independent Registered Public Accounting Firm dated February 26, 2010 issued by Ernst & Young LLP relating to the consolidated balance sheet of Nalco as of December 31, 2009 and the related consolidated statements of operations, equity and cash flows for the years ended December 31, 2009 and 2008 is included as part of Exhibit 99.5 to this Current Report on Form 8-K and is incorporated herein by reference.

The unaudited condensed consolidated balance sheet of Nalco as of September 30, 2011 and the condensed consolidated statements of operations and cash flows of Nalco for the three- and nine-month periods ended September 30, 2011 and 2010, and notes related thereto, are included as Exhibit 99.6 to this Current Report on Form 8-K and are incorporated herein by reference.

(b)          Pro forma financial information.

The unaudited condensed combined pro forma financial statements of Ecolab as of and for the nine-month period ended September 30, 2011 and for the year ended December 31, 2010, and notes related thereto, required by Section 9.01(b) of Form 8-K and Article 11 of Regulation S-X are included as Exhibit 99.7 to this Current Report on Form 8-K and are incorporated herein by reference.

(d)          Exhibits.

Exhibit No.	Description
2.1

Agreement and Plan of Merger dated as of July 19, 2011, among Ecolab Inc., Sustainability Partners Corporation and Nalco Holding Company (filed as Exhibit 2.1 to the Current Report on Form 8-K filed with the Commission on July 20, 2011and incorporated herein by reference).

3.1	Restated Certificate of Incorporation of Ecolab Inc.
23.1	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm for Nalco Holding Company.
23.2	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm for Nalco Holding Company.
99.1	Press Release dated December 1, 2011.
99.2	Press Release dated December 1, 2011.
99.3	Press Release dated December 1, 2011.
99.4	Risk factors from Nalco Holding Company’s Annual Report on Form 10-K for fiscal year ended December 31, 2010.
99.5

Report of Independent Registered Accounting Firm, issued by PricewaterhouseCoopers LLP dated February 25, 2011, relating to the Nalco Holding Company financial statements; Report of Independent Registered Accounting Firm, issued by Ernst & Young LLP dated February 26, 2010, relating to the Nalco Holding Company financial statements; and the audited consolidated balance sheets of Nalco Holding Company as of December 31, 2010 and 2009 and the consolidated statements of operations, equity and cash flows for each of the three years in the period ended December 31, 2010, and the notes related thereto.

99.6

The unaudited condensed consolidated balance sheet of Nalco Holding Company as of September 30, 2011 and the condensed consolidated statements of operations and cash flows for the three and nine-month periods ended September 30, 2011 and 2010, and the notes related thereto.

99.7	The unaudited pro forma condensed combined financial statements of Ecolab Inc. as of and for the nine-month period ended September 30, 2011 and for the year ended December 31, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 2, 2011

ECOLAB INC.

/s/ MICHAEL C. MCCORMICK
Michael C. McCormick
Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description
2.1

Agreement and Plan of Merger dated as of July 19, 2011, among Ecolab Inc., Sustainability Partners Corporation and Nalco Holding Company (filed as Exhibit 2.1 to the Current Report on Form 8-K filed with the Commission on July 20, 2011and incorporated herein by reference).

3.1	Restated Certificate of Incorporation of Ecolab Inc.
23.1	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm for Nalco Holding Company.
23.2	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm for Nalco Holding Company.
99.1	Press Release dated December 1, 2011.
99.2	Press Release dated December 1, 2011.
99.3	Press Release dated December 1, 2011.
99.4	Risk factors from Nalco Holding Company’s Annual Report on Form 10-K for fiscal year ended December 31, 2010.
99.5

Report of Independent Registered Accounting Firm, issued by PricewaterhouseCoopers LLP dated February 25, 2011, relating to the Nalco Holding Company financial statements; Report of Independent Registered Accounting Firm, issued by Ernst & Young LLP dated February 26, 2010, relating to the Nalco Holding Company financial statements; and the audited consolidated balance sheets of Nalco Holding Company as of December 31, 2010 and 2009 and the consolidated statements of operations, equity and cash flows for each of the three years in the period ended December 31, 2010, and the notes related thereto.

99.6

The unaudited condensed consolidated balance sheet of Nalco Holding Company as of September 30, 2011 and the condensed consolidated statements of operations and cash flows for the three and nine-month periods ended September 30, 2011 and 2010, and the notes related thereto.

99.7	The unaudited pro forma condensed combined financial statements of Ecolab Inc. as of and for the nine-month period ended September 30, 2011 and for the year ended December 31, 2010.